SEMIANNUAL REPORT

Tax-Exempt
California Money Market Fund

March 31, 2002

Dear Shareholder:

We appreciate your decision to invest in the Tax-Exempt California Money Market Fund. To provide you with an update of holdings and financial highlights, on the following pages you'll find the fund's semiannual report for the six months ended March 31, 2002.

Briefly, for this period, the fund's portfolio registered solid performance and achieved its objective of providing maximum current income that is exempt from Federal and State of California income taxes while maintaining stability of principal.

Economic Review and Outlook

The calendar year 2001 is unforgettable and is best viewed as a platform for renewal. In this regard, during the past few months the Fed lowered rates by an additional 75 basis points, for a total of 475 basis points for the year. This places short-term rates at their lowest level since 1961.

The questions have shifted from uncertainty about the start of an economic recovery to the actual strength of the rebound. There has been across the board improvement in most economic data series. This development most likely marks the end of the easing cycle for monetary policy. As a result, the yield curve has steepened significantly and the forward yield curve now implies that the next movement by the Federal Reserve (Fed) will be to raise rates, perhaps as early as mid-year.

In this context, we have maintained a longer life policy, especially if maturities and liquidity requirements permit it. The reasons for this were that the market offered value for extension, and there was little likelihood of any Fed tightening prior to the second quarter of 2002.

The recession probably ended in November. We were expecting that the first quarter of 2002 rather than the fourth quarter of 2001, as reported, would be the initial period registering positive growth. Nevertheless, inventory rebuilding will occur and be followed by positive developments in regards to consumer expenditures and capital spending. Unfortunately, the unemployment rate is expected to rise, and the Fed's historical record shows it is very relevant to tighten monetary conditions prior to an improvement in this measure. As a consequence, we favor longer maturities because any tightening will be delayed and not as significant as the market currently anticipates.

Fund Results
As of March 31, 2002

7-Day Current Yield	Equivalent Taxable Yield
.67%	1.20%

Thank you again for your investment in the Tax-Exempt California Money Market Fund. We look forward to serving your investment needs for years to come.

/s/ Frank Rachwalski

Frank Rachwalski
Vice President and Lead Portfolio Manager

April 8, 2002

As of April 8, 2002, a new group of investment professionals has been responsible for the day-to-day management of the fund. These professionals have several years of experience managing money market funds. Please see the prospectus for more information.

Notes

The fund's net yield is the annualized sum of the daily dividend rates for the period. Yields are historical, may fluctuate, and do not guarantee future performance.

The equivalent taxable yield allows you to compare with the performance of taxable money market funds. It is based on the fund's yield and a combined Federal and State of California marginal income tax rate of 44.31%. Income may be subject to local taxes and for some investors, the alternative minimum tax.

Like all money market funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money.

The views expressed in this report reflect those of the portfolio manager only through the end of the period stated above. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Investment Portfolio as of March 31, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Municipal Investments 100.0%
California 91.6%
Alameda, Contra Costa School Financing Authority, Series C, 1.45%*, 7/1/2025	4,490,000	4,490,000
Berkeley, YMCA of Berkeley, 1.4%*, 6/1/2023	10,245,000	10,245,000
California Department of Water Resources, 1.5%, 5/15/2002	9,072,000	9,072,000
California East Bay Water Authority, 1.15%, 5/10/2002	5,000,000	5,000,000
California East Bay Water Authority, 1.15%, 5/14/2002	10,000,000	10,000,000
California East Bay Water Authority, 1.2%, 5/13/2002	5,000,000	5,000,000
California East Bay Water Authority, 1.3%, 6/11/2002	11,000,000	11,000,000
California Health Facilities Financing Authority, Catholic Healthcare, Series C, 1.65%*, 7/1/2020	19,000,000	19,000,000
California Pollution Control Financing Authority, Browning-Ferris Industries, Series A, AMT, 1.4%*, 9/1/2019	5,000,000	5,000,000
California Pollution Control Financing Authority, Western Waste Industries, Series A, AMT, 1.7%*, 10/1/2006	2,500,000	2,500,000
California State General Obligation, 1.2%, 4/26/2002	14,000,000	14,000,000
California State General Obligation, 1.35%, 5/10/2002	6,000,000	6,000,000
California State Revenue Anticipation Notes, 3.25%, 6/28/2002	11,000,000	11,026,865
California State Revenue Anticipation Notes, Series C, 1.503%**, 6/28/2002	7,000,000	7,000,000
California Statewide Communities Development Authority, Plaza Club Apartments, Series A, AMT, 1.42%*, 9/1/2031	5,000,000	5,000,000
California Statewide Communities Development Authority, Series W-3, AMT, 1.4%*, 4/1/2025	15,000,000	15,000,000
Fremont, Capital Improvement Finance Revenue, 1.4%*, 8/1/2030	10,000,000	10,000,000
Hayward, Multi Family Housing Revenue, Timbers Apartments, Series A, AMT, 1.42%*, 3/1/2033	5,000,000	5,000,000
Hemet, Multi Family Housing Revenue, Sunwest Retirement, Series A, 1.35%*, 1/1/2025	12,950,000	12,950,000
Irvine Ranch Water District Revenue, 1.35%*, 4/1/2033	5,100,000	5,100,000
Irvine Ranch Water District Revenue, 1.4%*, 6/1/2015	2,000,000	2,000,000
Irvine Ranch Water District Revenue, Series A, 1.4%*, 5/1/2009	1,935,000	1,935,000
Irvine, Assessment District Improvement Bonds, 1.35%*, 9/2/2015	1,000,000	1,000,000
Irvine, Assessment District Improvement Bonds, 1.35%*, 9/2/2020	1,573,000	1,573,000
Irvine, Assessment District Improvement Bonds, 1.35%*, 9/2/2023	3,600,000	3,600,000
Irvine, Assessment District Improvement Bonds, 1.35%*, 9/2/2024	7,000,000	7,000,000
Kern County Certificate Participation, Kern Public Facilities Project, Series B, 1.6%*, 8/1/2006	3,655,000	3,655,000
Los Angeles County Metro Transportation Authority, 1.41%*, 7/1/2017	3,600,000	3,600,000
Los Angeles County Pension Obligation, Series C, 1.25%*, 6/30/2007	9,185,000	9,185,000
Los Angeles County Transportation Revenue, 3.75%, 6/28/2002	10,000,000	10,026,765
Los Angeles, Department of Water and Power, 1.1%, 4/9/2002	14,100,000	14,100,000
Los Angeles, Department of Water and Power, 1.2%, 5/9/2002	5,200,000	5,200,000
Los Angeles, Department of Water and Power, 1.2%, 7/10/2002	5,000,000	5,000,000
Los Angeles, Department of Water and Power, 1.25%, 6/12/2002	13,700,000	13,700,000
Los Angeles, Multi Family Housing Revenue, Rental-Academy Village Apartments, Series A, AMT, 1.7%*, 10/1/2019	10,000,000	10,000,000
Metropolitan Water District Revenue, 1.35%*, 7/1/2035	1,000,000	1,000,000
Oakland, JT Powers Finance Authority, Lease Revenue, Series A-1, 1.35%*, 8/1/2021	2,500,000	2,500,000
Oakland, JT Powers Finance Authority, Lease Revenue, Series A-2, 1.4%*, 8/1/2021	8,300,000	8,300,000
Orange County, Apartment Development Revenue, Series A, 1.4%*, 12/1/2006	10,000,000	10,000,000
Orange County, Apartment Development Revenue, Trabuco Highlands, Series D, 1.35%*, 12/1/2029	13,300,000	13,300,000
Orange County, Assessment District Improvement Bonds, 1.45%*, 9/2/2018	5,200,000	5,200,000
Orange County, Sanitation District Certificate Participation, 1.35%*, 8/1/2016	5,500,000	5,500,000
Sacramento County, Multi Family Housing Revenue, Chesapeake Commons, Series C, AMT, 1.42%*, 2/15/2031	5,000,000	5,000,000
Sacramento County, Multi Family Housing Revenue, Stonebridge Apartments, Series D, 1.6%*, 6/1/2010	8,000,000	8,000,000
Sacramento Municipal Utility District, 1.15%, 4/9/2002	3,000,000	3,000,000
Sacramento Municipal Utility District, 1.2%, 5/16/2002	5,300,000	5,300,000
San Bernardino County, Medical Center Financing Project, 1.49%*, 8/1/2026	9,100,000	9,100,000
San Bernardino County, Multi Family Housing Revenue, Silver Woods Apartments Project, AMT, 1.42%*, 5/1/2026	7,000,000	7,000,000
San Diego, Water Authority, 1.3%, 4/5/2002	8,000,000	8,000,000
San Francisco City & County, Multi Family Housing Revenue, Orlando Cepeda Place, Series D, AMT, 1.5%*, 11/1/2033	3,000,000	3,000,000
San Jose, Multi Family Housing Revenue, Almaden Lake Village Apartments, Series A, AMT, 1.42%*, 3/1/2032	4,600,000	4,600,000
San Jose, Multi Family Housing Revenue, Siena, 1.45%*, 12/1/2029	13,500,000	13,500,000
Santa Clara County, City Administration, Vy Medical Center Project, Series A, 1.5%*, 8/1/2015	11,700,000	11,700,000
Simi Valley, Multi Family Housing Revenue, Lincoln Wood Ranch, 1.45%*, 6/1/2010	20,500,000	20,500,000
Southern California Public Power Authority Transmission Revenue, Southern Transmission, 1.25%*, 7/1/2019	16,400,000	16,400,000
Stanislaus Solid Waste Disposal Revenue, Ogden Martin Systems Project, 1.4%*, 1/1/2010	4,985,000	4,985,000
Triunfo County, Sanitation District Revenue, 1.5%*, 6/1/2019	2,090,000	2,090,000
University of California Regents, 1.2%, 5/7/2002	5,500,000	5,500,000
University of California Regents, 1.2%, 5/9/2002	10,000,000	10,000,000
University of California Regents, 1.2%, 7/10/2002	5,000,000	5,000,000
University of California Regents, 1.25%, 5/16/2002	6,300,000	6,300,000
Vallejo, Water Revenue, Series A, 1.45%*, 5/1/2031	5,000,000	5,000,000
Ventura County Finance Authority, 1.3%, 6/10/2002	9,900,000	9,900,000
Ventura County Finance Authority, 1.3%, 6/11/2002	5,000,000	5,000,000
Ventura County Finance Authority, 1.3%, 6/12/2002	2,100,000	2,100,000
West Basin, Water District Revenue, Phase III Recycled Water, Series A, 1.3%*, 8/1/2029	15,135,000	15,135,000
Guam 1.4%
Guam Power Authority, 1.1%, 4/9/2002	3,600,000	3,600,000
Guam Power Authority, 1.2%, 5/9/2002	4,200,000	4,200,000
Puerto Rico 7.0%
Puerto Rico Commonwealth Government Development Bank, 1.2%, 4/29/2002	9,545,000	9,545,000
Puerto Rico Commonwealth Government Development Bank, 1.25%, 4/29/2002	3,500,000	3,500,000
Puerto Rico Commonwealth Government Development Bank, 1.3%, 4/8/2002	6,400,000	6,400,000
Puerto Rico Commonwealth Government Development Bank, 1.35%, 4/8/2002	5,000,000	5,000,000
Puerto Rico Commonwealth Government Development Bank, 1.45%, 7/18/2002	13,500,000	13,500,000
Total Investment Portfolio - 100.0% (Cost $541,613,630) (a)		541,613,630

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Stated maturity is final maturity not next reset date. These securities are shown at their current rates as of March 31, 2002.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of March 31, 2002.
(a) The cost for federal income tax purposes was $541,613,630.
AMT: Subject to alternative minimum tax.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited)
Assets
Investments in securities, at amortized cost	$ 541,613,630
Cash	990,578
Interest receivable	1,204,674
Receivable for Fund shares sold	4,734,390
Total assets	548,543,272
Liabilities
Dividends payable	39,287
Payable for Fund shares redeemed	4,576,212
Accrued management fee	100,300
Other accrued expenses and payables	413,042
Total liabilities	5,128,841
Net assets, at value	$ 543,414,431
Net Assets Net assets consist of:
Accumulated net realized gain (loss)	(1,630)
Paid-in capital	543,416,061
Net assets, at value	$ 543,414,431
Shares outstanding	543,414,463
Net asset value, offering and redemption price per share (Net asset value / outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

Statement of Operations for the six months ended March 31, 2002 (Unaudited)
Investment Income
Income: Interest	$ 4,093,135
Expenses: Management fee	583,717
Services to shareholders	477,688
Custodian fees	12,329
Distribution services fee	880,858
Auditing	9,606
Legal	4,988
Trustees' fees and expenses	17,232
Reports to shareholders	16,292
Registration fees	185
Other	7,511
Total expenses, before expense reductions	2,010,406
Expense reductions	(4,877)
Total expenses, after expense reductions	2,005,529
Net investment income	2,087,606
Net increase (decrease) in net assets resulting from operations	$ 2,087,606

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001
Operations: Net investment income	$ 2,087,606	$ 12,578,427
Net realized gain (loss) on investment transactions	-	2,477
Net increase (decrease) in net assets resulting from operations	2,087,606	12,580,904
Distributions to shareholders from: Net investment income	(2,070,481)	(12,598,044)
Fund share transactions: Proceeds from shares sold	995,011,124	2,461,828,509
Reinvestment of distributions	2,090,743	12,640,564
Cost of shares redeemed	(966,247,239)	(2,539,336,942)
Net increase (decrease) in net assets from Fund share transactions	30,854,628	(64,867,869)
Increase (decrease) in net assets	30,871,753	(64,885,009)
Net assets at beginning of period	512,542,678	577,427,687
Net assets at end of period	$ 543,414,431	$ 512,542,678
Other Information
Shares outstanding at beginning of period	512,559,835	577,427,687
Shares sold	995,011,124	2,461,828,526
Shares issued to shareholders in reinvestment of distributions	2,090,743	12,640,564
Shares redeemed	(966,247,239)	(2,539,336,942)
Net increase (decrease) in Fund shares	30,854,628	(64,867,852)
Shares outstanding at end of period	543,414,463	512,559,835

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.02	.03	.02	.03	.03
Less distributions from net investment income	(.004)	(.02)	(.03)	(.02)	(.03)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.39**	2.24	2.76	2.15	2.71	2.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	543	513	577	402	165	117
Ratio of expenses before expense reductions (%)	.75*	.79[b]	.72	.75	.74	.78
Ratio of expenses after expense reductions (%)	.75*	.76[b]	.72	.75	.74	.78
Ratio of net investment income (loss) (%)	.78*	2.23	2.75	2.14	2.66	2.78

a For the six months ended March 31, 2002 (Unaudited).
b The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were .76% and .75%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Tax-Exempt California Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal tax provision was required.

At September 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $1,600 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003, the expiration date, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For the purposes of the daily dividend, net investment income includes all realized gains (losses) on portfolio securities.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.22% of the first $500,000,000 of the Fund's average daily net assets, 0.20% of the next $500,000,000 of such net assets, 0.175% of the next $1,000,000,000 of such net assets, 0.16% of the next $1,000,000,000 of such net assets and 0.15% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.22% of the Fund's average daily net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended March 31, 2002, the amount charged to the Fund by SISC aggregated $474,162, of which $158,054 is unpaid at March 31, 2002.

Distribution Service Agreement. Under the Distribution Services Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.33% of average daily net assets of the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of the Fund. For the six months ended March 31, 2002, the Fund incurred a distribution fee of $880,858, of which $159,224 is unpaid at March 31, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended March 31, 2002, the Fund's custodian and transfer agent fees were reduced by $4,796 and $81, respectively, under these arrangements.

4. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Shareholder Meeting Results

A Special Meeting of Shareholders of Tax-Exempt California Money Market Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
529,824,355	2,585,335	2,733,910

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Principal Underwriter
Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

This report is not to be distributed unless preceded or accompanied by a Tax-Exempt California Money Market Fund prospectus.